SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 31, 2001



                               DTE ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




STATE OF MICHIGAN                   1-11607                     38-3217752
 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


                               DTE Energy Company
                  2000 2nd Avenue, Detroit, Michigan 48226-1279
                    (Address of principal executive offices)


Registrants' telephone number, including area code:  (212) 235-4000



                                       N/A
          (Former name or former address, if changed since last report)

Item 1.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         On May 31, DTE Energy Company, a Michigan corporation (the "Company"), and MCN Energy Group Inc., a Michigan corporation ("MCN"), consummated the merger between the Company and MCN as contemplated by the Agreement and Plan of Merger, dated as of October 4, 1999 and as amended as of November 12, 1999 and as further amended as of February 28, 2001 (the "Amended Merger Agreement"), among DTE, MCN and DTE Enterprises, Inc., a Michigan corporation and wholly-owned subsidiary of DTE ("DTE Enterprises"). In accordance with the terms and subject to the conditions set forth in the Amended Merger Agreement, MCN merged with and into DTE Enterprises with DTE Enterprises as the surviving corporation (the "Merger"). As a result of the merger, MCN is now a wholly-owned subsidiary of DTE.

         At the time of the merger, each share of MCN common stock outstanding immediately prior to the Effective Time (as defined in the Amended Merger Agreement) was converted into the right to receive either (i) $24 in cash or
(ii) 0.715 of a share of DTE common stock, subject to the proration and allocation, and tax adjustment, procedures set forth in the Amended Merger Agreement and further described in the Company's Registration Statement on Form S-4 dated April 9, 2001.

         On May 30, 2001, DTE issued senior debt in an aggregate amount of $1,350,000,000. Substantially all of the net proceeds from this offering were used to fund the cash consideration for its merger with MCN.

         Prior to the Merger, MCN was an integrated energy company primarily involved in natural gas production, gathering, processing, transmission, storage and distribution and energy marketing. DTE and DTE Enterprises intend to continue to use the assets of MCN for the foregoing business purposes.

Items 3-6.  Not Applicable.

Items 7(a). Financial Statements of Businesses Acquired.

         Financial statements of MCN will be set forth as part of a Form 8-K/A that the Company expects to file by August 15, 2001.

Item 7(b).  Pro Forma Financial Information.

         Pro forma financial information for the Company reflecting the Merger described in Item 2 will be set forth as part of a Form 8-K/A that the Company expects to file by August 15, 2001.

Item 7(c).  Exhibits.

2.1 Agreement and Plan of Merger, dated as of October 4, 1999, as amended as of November 12, 1999, as further amended as of February 28, 2001 (incorporated herein by reference to Exhibit 2-2 to DTE's Form 10-K for the year ended December 31, 2000).

99.1   Press Release, dated May 31, 2001, of DTE Energy Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DTE ENERGY COMPANY



                                            By: /s/ THOMAS A. HUGHES
                                                --------------------
                                                Name:  Thomas A. Hughes
                                                Title: Associate General Counsel

Date: June 1, 2001

                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger, dated as of October 4, 1999, as amended as of November 12, 1999, as further amended as of February 28, 2001 (incorporated herein by reference to Exhibit 2-2 to DTE's Form 10-K for the year ended December 31, 2000).

99.1   Press Release, dated May 31, 2001, of DTE Energy Company.